Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS THIRD QUARTER 2022 FINANCIAL RESULTS

Third quarter revenue of $882 million, up 3% year-over-year and up 7% when adjusted for foreign exchange*

Security and compute revenue represented 55% of total revenue in the third quarter and grew 23% year-over-year and 28% when adjusted for foreign exchange*

GAAP EPS of $0.68, down 37% year-over-year and down 29% when adjusted for foreign exchange*, and non-GAAP EPS* of $1.26, down 13% year-over-year and down 7% when adjusted for foreign exchange*

CAMBRIDGE, Mass. – November 8, 2022 – Akamai Technologies, Inc. (NASDAQ: AKAM), the cloud company that powers and protects life online, today reported financial results for the third quarter ended September 30, 2022.

“Akamai delivered another quarter of solid results despite global macroeconomic challenges, including foreign exchange headwinds,” said Dr. Tom Leighton, Akamai's chief executive officer. “Our performance continued to be led by the strong growth of our security and compute product groups, which collectively grew 23% year-over-year and 28% when adjusted for foreign exchange* comprising 55% of our overall revenue.”

Akamai delivered the following financial results for the third quarter ended September 30, 2022:

Revenue: Revenue was $882 million, a 3% increase over third quarter 2021 revenue of $860 million and a 7% increase when adjusted for foreign exchange.*

Revenue by solution:

•Security revenue was $380 million, up 13% year-over-year and up 19% when adjusted for foreign exchange*
•Delivery revenue was $393 million, down 15% year-over-year and down 11% when adjusted for foreign exchange*
•Compute revenue was $109 million, up 72% year-over-year and up 77% when adjusted for foreign exchange*

Revenue by geography:

•U.S. revenue was $461 million, up 3% year-over-year
•International revenue was $421 million, up 2% year-over-year and up 12% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $160 million, a 22% decrease from third quarter 2021. GAAP operating margin for the third quarter was 18%, down 6 percentage points from the same period last year.

Non-GAAP income from operations* was $243 million, a 12% decrease from third quarter 2021. Non-GAAP operating margin* for the third quarter was 28%, down 4 percentage points compared to the same period last year.

Net income: GAAP net income was $108 million, a 40% decrease from third quarter 2021. Non-GAAP net income* was $200 million, a 16% decrease from third quarter 2021.

EPS: GAAP EPS was $0.68 per diluted share, a 37% decrease from third quarter 2021 and a 29% decrease when adjusted for foreign exchange.* Non-GAAP EPS* was $1.26 per diluted share, a 13% decrease from third quarter 2021 and a 7% decrease when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA* was $368 million, a 7% decrease from third quarter 2021.

Supplemental cash information: Cash from operations for the third quarter of 2022 was $369 million, or 42% of revenue. Cash, cash equivalents and marketable securities was $1.4 billion as of September 30, 2022.

Share repurchases: Akamai spent $163 million in the third quarter of 2022 to repurchase 1.8 million shares of its common stock at an average price of $90.93 per share. Akamai had 158 million shares of common stock outstanding as of September 30, 2022.

*    See Use of Non-GAAP Financial Measures below for definitions

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-833-634-5020 (or 1-412-902-4238 for international calls) and using passcode: Akamai Technologies call. A live webcast of the call may be accessed at www.akamai.com in the Investor Relations section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-877-344-7529 (or 1-412-317-0088 for international calls) and using passcode: 6562695. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai powers and protects life online. Leading companies worldwide choose Akamai to build, deliver, and secure their digital experiences – helping billions of people live, work, and play every day. With the world's most distributed compute platform – from cloud to edge – we make it easy for customers to develop and run applications, while we keep experiences closer to users and threats farther away. Learn more about Akamai's security, compute, and delivery solutions at www.akamai.com, blogs.akamai.com, or follow Akamai Technologies on Twitter and LinkedIn.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$457,816	$536,725
Marketable securities	406,332	541,470
Accounts receivable, net	622,027	675,926
Prepaid expenses and other current assets	209,398	166,313
Total current assets	1,695,573	1,920,434
Marketable securities	488,526	1,088,048
Property and equipment, net	1,520,428	1,534,329
Operating lease right-of-use assets	803,404	815,754
Acquired intangible assets, net	455,030	313,225
Goodwill	2,753,369	2,156,254
Deferred income tax assets	285,722	168,342
Other assets	105,317	142,287
Total assets	$8,107,369	$8,138,673
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$119,051	$109,928
Accrued expenses	329,211	411,590
Deferred revenue	109,792	86,517
Operating lease liabilities	187,776	175,683
Other current liabilities	7,181	6,623
Total current liabilities	753,011	790,341
Deferred revenue	22,290	25,342
Deferred income tax liabilities	38,146	40,974
Convertible senior notes	2,284,147	1,976,167
Operating lease liabilities	681,407	707,087
Other liabilities	95,184	68,748
Total liabilities	3,874,185	3,608,659
Total stockholders' equity	4,233,184	4,530,014
Total liabilities and stockholders' equity	$8,107,369	$8,138,673

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenue	$881,896	$903,332	$860,333	$2,688,875	$2,555,865
Costs and operating expenses:
Cost of revenue (1) (2)	346,450	346,649	316,866	1,025,851	943,553
Research and development (1)	94,047	92,070	82,899	286,052	242,199
Sales and marketing (1)	123,935	126,665	108,514	373,319	336,762
General and administrative (1) (2)	139,425	141,219	134,265	433,906	405,275
Amortization of acquired intangible assets	17,374	16,972	11,959	47,990	35,446
Restructuring charge	227	4,715	565	12,958	5,567
Total costs and operating expenses	721,458	728,290	655,068	2,180,076	1,968,802
Income from operations	160,438	175,042	205,265	508,799	587,063
Interest and marketable securities income (loss), net	782	(2,331)	2,872	(1,760)	12,186
Interest expense	(2,785)	(2,932)	(18,144)	(8,412)	(54,015)
Other (expense) income, net	(275)	816	3,635	(9,024)	2,007
Income before provision for income taxes	158,160	170,595	193,628	489,603	547,241
Provision for income taxes	(50,006)	(51,058)	(13,648)	(135,114)	(43,555)
Loss from equity method investment	—	—	(1,064)	(7,635)	(12,578)
Net income	$108,154	$119,537	$178,916	$346,854	$491,108

Net income per share:
Basic	$0.68	$0.75	$1.10	$2.17	$3.01
Diluted	$0.68	$0.74	$1.08	$2.15	$2.96

Shares used in per share calculations:
Basic	158,715	160,038	162,767	159,749	162,967
Diluted	159,068	161,710	166,318	161,472	166,090

(1)    Includes stock-based compensation (see supplemental table for figures)
(2)     Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net income	$108,154	$119,537	$178,916	$346,854	$491,108
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	150,985	150,604	139,747	444,184	408,933
Stock-based compensation	50,702	51,882	49,018	158,811	153,804
Provision (benefit) for deferred income taxes	8,917	(29,885)	(37,560)	(34,547)	(30,335)
Amortization of debt discount and issuance costs	1,086	1,091	16,567	3,296	49,284
(Gain) loss on investments	—	(641)	(2,616)	15,895	8,898
Other non-cash reconciling items, net	2,451	10,045	977	25,094	3,117
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	30,796	35,251	(10,821)	26,849	(15,225)
Prepaid expenses and other current assets	(4,739)	26,563	(4,250)	(42,871)	(15,099)
Accounts payable and accrued expenses	(4,752)	6,963	66,796	(64,727)	(16,263)
Deferred revenue	(2,675)	(29,216)	(9,831)	23,503	8,263
Other current liabilities	2,093	(4,460)	(1,728)	(3,808)	(17,958)
Other non-current assets and liabilities	26,278	3,697	4,522	34,645	(10,864)
Net cash provided by operating activities	369,296	341,431	389,737	933,178	1,017,663
Cash flows from investing activities:
Cash received (paid) for acquisitions, net of cash acquired	8	—	—	(872,091)	(15,638)
Purchases of property and equipment and capitalization of internal-use software development costs	(97,988)	(118,167)	(116,247)	(347,514)	(435,535)
Purchases of short- and long-term marketable securities	—	—	(229,496)	—	(611,732)
Proceeds from sales, maturities and redemptions of short- and long-term marketable securities	2,248	1,905	740,179	695,955	1,261,625
Other, net	203	1,036	(1,453)	(4,003)	(1,665)
Net cash (used in) provided by investing activities	(95,529)	(115,226)	392,983	(527,653)	197,055

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Cash flows from financing activities:
Repayments under revolving credit facility, net	(75,000)	—	—	—	—
Proceeds from the issuance of common stock under stock plans	16,844	7,204	15,820	45,989	46,942
Employee taxes paid related to net share settlement of stock-based awards	(8,514)	(8,323)	(11,935)	(71,656)	(88,195)
Repurchases of common stock	(162,627)	(164,789)	(96,841)	(430,269)	(251,257)
Other, net	(177)	—	(201)	(281)	(268)
Net cash used in financing activities	(229,474)	(165,908)	(93,157)	(456,217)	(292,778)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(11,977)	(13,798)	(5,080)	(27,237)	(9,228)
Net increase (decrease) in cash, cash equivalents and restricted cash	32,316	46,499	684,483	(77,929)	912,712
Cash, cash equivalents and restricted cash at beginning of period	427,506	381,007	581,695	537,751	353,466
Cash, cash equivalents and restricted cash at end of period	$459,822	$427,506	$1,266,178	$459,822	$1,266,178

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY SOLUTION (1)

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Security	$379,509	$380,664	$334,649	$1,141,740	$969,996
Delivery	393,248	416,678	462,068	1,254,074	1,402,476
Compute	109,139	105,990	63,616	293,061	183,393
Total revenue	$881,896	$903,332	$860,333	$2,688,875	$2,555,865
Revenue growth rates year-over-year:
Security	13%	17%	26%	18%	27%
Delivery	(15)	(11)	(2)	(11)	(2)
Compute	72	74	18	60	22
Total revenue	3%	6%	9%	5%	9%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates (2):
Security	19%	21%	25%	22%	25%
Delivery	(11)	(8)	(3)	(8)	(4)
Compute	77	78	18	64	21
Total revenue	7%	9%	8%	9%	7%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
U.S.	$461,087	$477,154	$448,792	$1,419,248	$1,361,525
International	420,809	426,178	411,541	1,269,627	1,194,340
Total revenue	$881,896	$903,332	$860,333	$2,688,875	$2,555,865
Revenue growth rates year-over-year:
U.S.	3%	6%	3%	4%	4%
International	2	6	16	6	15
Total revenue	3%	6%	9%	5%	9%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates (2):
U.S.	3%	6%	3%	4%	4%
International	12	13	15	14	11
Total revenue	7%	9%	8%	9%	7%

(1) Prior to January 1, 2022, revenue by solution was reported by product group: Security Technology Group and Edge Technology Group. Revenue from security solutions was previously presented as Security Technology Group revenue. Revenue from delivery and compute solutions was previously presented as Edge Technology Group revenue. The periods presented prior to January 1, 2022 have been revised to reflect this new presentation.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
General and administrative expenses:
Payroll and related costs	$53,712	$52,974	$52,799	$160,003	$164,223
Stock-based compensation	13,392	15,888	14,978	46,716	47,463
Depreciation and amortization	18,682	18,423	20,549	56,783	61,947
Facilities-related costs	26,093	26,820	26,056	79,492	75,248
Provision for doubtful accounts	1,179	529	275	2,996	986
Acquisition-related costs	2,890	2,798	1,316	16,304	1,520
Other expenses	23,477	23,787	18,292	71,612	53,888
Total general and administrative expenses	$139,425	$141,219	$134,265	$433,906	$405,275

General and administrative expenses–functional (1):
Global functions	$49,553	$50,445	$49,738	$156,129	$158,851
As a percentage of revenue	6%	6%	6%	6%	6%
Infrastructure	85,803	87,447	82,928	258,449	243,915
As a percentage of revenue	10%	10%	10%	10%	10%
Other	4,069	3,327	1,599	19,328	2,509
Total general and administrative expenses	$139,425	$141,219	$134,265	$433,906	$405,275
As a percentage of revenue	16%	16%	16%	16%	16%

Stock-based compensation:
Cost of revenue	$7,237	$7,134	$6,738	$20,604	$20,708
Research and development	18,698	17,408	16,329	56,338	50,635
Sales and marketing	11,375	11,452	10,973	35,153	34,998
General and administrative	13,392	15,888	14,978	46,716	47,463
Total stock-based compensation	$50,702	$51,882	$49,018	$158,811	$153,804

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs and provision for doubtful accounts.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Nine Months Ended
(in thousands, except end of period statistics)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Depreciation and amortization:
Network-related depreciation	$65,984	$66,724	$58,139	$194,094	$165,636
Capitalized internal-use software development amortization	41,687	41,177	40,943	123,514	120,592
Other depreciation and amortization	18,180	17,914	19,973	55,246	60,171
Depreciation of property and equipment	125,851	125,815	119,055	372,854	346,399
Capitalized stock-based compensation amortization (1)	7,642	7,703	7,882	22,993	24,491
Capitalized interest expense amortization (1)	118	114	851	347	2,597
Amortization of acquired intangible assets	17,374	16,972	11,959	47,990	35,446
Total depreciation and amortization	$150,985	$150,604	$139,747	$444,184	$408,933

Capital expenditures, excluding stock-based compensation and interest expense (2) (3):
Purchases of property and equipment	$62,063	$56,743	$75,687	$182,031	$252,340
Capitalized internal-use software development costs	48,665	47,083	53,061	148,938	164,700
Total capital expenditures, excluding stock-based compensation and interest expense	$110,728	$103,826	$128,748	$330,969	$417,040

End of period statistics:
Number of employees	9,631	9,270	8,411

(1) Amortization of capitalized stock-based compensation and interest expense in this table excludes amortization of capitalized stock-based compensation and interest expense capitalized as part of the implementation of cloud-computing arrangements and contract fulfillment costs. However, the amounts are included in our total amortization of capitalized stock-based compensation and interest expense that is excluded from our non-GAAP measures (see reconciliations of GAAP to non-GAAP measures).
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS AND NET INCOME

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Income from operations	$160,438	$175,042	$205,265	$508,799	$587,063
GAAP operating margin	18%	19%	24%	19%	23%
Amortization of acquired intangible assets	17,374	16,972	11,959	47,990	35,446
Stock-based compensation	50,702	51,882	49,018	158,811	153,804
Amortization of capitalized stock-based compensation and capitalized interest expense	7,967	8,068	8,815	23,982	27,253
Restructuring charge	227	4,715	565	12,958	5,567
Acquisition-related costs	5,896	5,771	1,316	22,610	1,520
Operating adjustments	82,166	87,408	71,673	266,351	223,590
Non-GAAP income from operations	$242,604	$262,450	$276,938	$775,150	$810,653
Non-GAAP operating margin	28%	29%	32%	29%	32%

Net income	$108,154	$119,537	$178,916	$346,854	$491,108
Operating adjustments (from above)	82,166	87,408	71,673	266,351	223,590
Amortization of debt discount and issuance costs	1,086	1,091	16,567	3,296	49,284
(Gain) loss on investments	—	(641)	(3,680)	8,260	(3,680)
Loss from equity method investment	—	—	1,064	7,635	12,578
Income tax effect of above non-GAAP adjustments and certain discrete tax items	8,618	9,049	(25,600)	8,867	(73,374)
Non-GAAP net income	$200,024	$216,444	$238,940	$641,263	$699,506

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
GAAP net income per diluted share	$0.68	$0.74	$1.08	$2.15	$2.96
Adjustments to net income:
Amortization of acquired intangible assets	0.11	0.10	0.07	0.30	0.21
Stock-based compensation	0.32	0.32	0.29	0.98	0.93
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.05	0.05	0.15	0.16
Restructuring charge	—	0.03	—	0.08	0.03
Acquisition-related costs	0.04	0.04	0.01	0.14	0.01
Amortization of debt discount and issuance costs	0.01	0.01	0.10	0.02	0.30
(Gain) loss on investments	—	—	(0.02)	0.05	(0.02)
Loss from equity method investment	—	—	0.01	0.05	0.08
Income tax effect of above non-GAAP adjustments and certain discrete tax items	0.05	0.06	(0.15)	0.05	(0.44)
Adjustment for shares (1)	—	0.01	0.02	0.03	0.04
Non-GAAP net income per diluted share	$1.26	$1.35	$1.45	$4.00	$4.25

Shares used in GAAP per diluted share calculations	159,068	161,710	166,318	161,472	166,090
Impact of benefit from note hedge transactions (1)	—	(1,057)	(2,028)	(960)	(1,589)
Shares used in non-GAAP per diluted share calculations (1)	159,068	160,653	164,290	160,512	164,501

(1) Shares used in non-GAAP per diluted share calculations have been adjusted for the three months ended June 30, 2022 and September 30, 2021 and the nine months ended September 30, 2022 and 2021 for the benefit of Akamai's note hedge transactions. During these periods, Akamai's average stock price was in excess of $95.10, which is the initial conversion price of Akamai's convertible senior notes due in 2025. See Use of Non-GAAP Financial Measures below for further definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income	$108,154	$119,537	$178,916	$346,854	$491,108
Net income margin	12%	13%	21%	13%	19%
Interest and marketable securities (income) loss, net	(782)	2,331	(2,872)	1,760	(12,186)
Provision for income taxes	50,006	51,058	13,648	135,114	43,555
Depreciation and amortization	125,851	125,815	119,055	372,854	346,399
Amortization of capitalized stock-based compensation and capitalized interest expense	7,967	8,068	8,815	23,982	27,253
Amortization of acquired intangible assets	17,374	16,972	11,959	47,990	35,446
Stock-based compensation	50,702	51,882	49,018	158,811	153,804
Restructuring charge	227	4,715	565	12,958	5,567
Acquisition-related costs	5,896	5,771	1,316	22,610	1,520
Interest expense	2,785	2,932	18,144	8,412	54,015
(Gain) loss on investments	—	(641)	(3,680)	8,260	(3,680)
Loss from equity method investment	—	—	1,064	7,635	12,578
Other expense (income), net	275	(175)	45	764	1,673
Adjusted EBITDA	$368,455	$388,265	$395,993	$1,148,004	$1,157,052
Adjusted EBITDA margin	42%	43%	46%	43%	45%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP financial measures). Management uses non-GAAP financial measures to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial measures and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities, as well as certain additional compensation costs payable to employees acquired from the Linode acquisition if employed for a certain period of time. The additional compensation cost was initiated by and determined by the seller, and is in addition to normal levels of compensation, including retention programs, offered by Akamai. Acquisition-related costs are impacted by the timing and size of the acquisitions, and Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of operating results to prior periods and to peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charge – Akamai has incurred restructuring charges from programs that have significantly changed either the scope of the business undertaken by the Company or the manner in which that business is conducted. These charges include severance and related expenses for workforce reductions, impairments of long-lived assets that will no longer be used in operations (including right-of-use assets, other facility-related property and equipment and internal-use software) and termination fees for any contracts cancelled as part of these programs. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. The imputed interest rates of these convertible senior notes were 3.10% and 4.26%, respectively. This is a result of the debt discounts recorded for the conversion features that, prior to January 1, 2022, were required to be separately accounted for as equity under GAAP, thereby reducing the carrying values of the convertible debt instruments. The debt discounts were amortized as interest expense. On January 1, 2022, Akamai adopted the new guidance for accounting for convertible instruments. This new guidance eliminated separate accounting for the equity portion, and thus the amortization of the debt discount that was recorded as interest expense. Prior to January 1, 2022, Akamai excluded this non-cash interest expense from its non-GAAP results because it was not representative of ongoing operating performance. After January 1, 2022, this interest expense is no longer included in or excluded from GAAP or non-GAAP results. Additionally, the issuance costs of the convertible senior notes are amortized to interest expense and are also excluded from Akamai's non-GAAP results because management believes the non-cash amortization expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to these gains and losses are not representative of Akamai's core business operations and ongoing operating performance.

•Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses from its equity method investment. Akamai excludes such income and losses because it does not have direct control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per diluted share – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the Company would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; income and losses on equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Impact of foreign currency exchange rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain statements that are not statements of historical fact and constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about expected future financial performance, expectations, plans and prospects of Akamai. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; effects of competition, including pricing pressure and changing business models; impact of macroeconomic trends, including economic uncertainty, the effects of inflation, increasing interest rates, foreign currency exchange rate fluctuations, securities market volatility and monetary supply fluctuations; conditions and uncertainties in the geopolitical environment, including sanctions and disruptions resulting from the ongoing war in Ukraine; continuing supply chain and logistics costs, constraints, changes or disruptions; defects or disruptions in our products or IT systems, including cyber-attacks, data breaches or malware; failure to realize the expected benefits of any of our acquisitions or reorganizations; changes to economic, political and regulatory conditions in the United States and internationally; our ability to attract and retain key personnel; impact of the ongoing COVID-19 pandemic; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in our Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on our quarterly earnings conference call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.